UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2022

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	81-0422894
(State of incorporation)	(IRS Employer
Identification No.)

001-11693

(Commission File Number)

6601 Bermuda Road, Las Vegas, Nevada 89119

(Address of principal executive offices) (Zip Code)

(702) 897-7150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	SGMS	The NASDAQ Stock Market
Preferred Stock Purchase Rights		The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

Scientific Games Corporation, a Nevada corporation doing business as Light & Wonder (the “Company”), in connection with the pending divestiture of its Lottery business to Brookfield Business Partners L.P. (together with its institutional partners) (the “Pending Lottery Divestiture”) and its previously announced deleveraging plans, is considering a redemption and/or refinancing of its existing senior secured credit facilities and certain of its outstanding notes. In connection therewith, Scientific Games International, Inc., a wholly-owned subsidiary of the Company (“SGI”), has delivered conditional notices of redemption regarding all of SGI’s outstanding 5.000% Senior Secured Notes due 2025, 3.375% Senior Secured Euro Notes due 2026, 5.500% Senior Unsecured Euro Notes due 2026, and 8.250% Senior Unsecured Notes due 2026 (collectively, the “Notes”). Each such redemption is conditioned on the satisfaction or waiver by SGI of the following conditions prior to the redemption date: (i) the consummation of the Pending Lottery Divestiture, (ii) the consummation of a financing consisting of a new senior secured credit facility on terms and conditions satisfactory in all respects to SGI, in its sole and absolute discretion, on or prior to the contemplated redemption dates and (iii) the delivery of a notice that such conditions have been consummated or waived by SGI. We cannot assure you that such conditions will be satisfied or waived with respect to the redemption of any or all outstanding Notes. Nothing in this Current Report on Form 8-K should be construed as an offer to purchase, notice of redemption or repurchase or a solicitation of an offer to purchase any of the outstanding Notes.

Forward-Looking Statements

In this current report, the Company makes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “will,” “may,” “expect,” “intended,” “forecast,” and “should.” These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of timing, future results or performance. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks, uncertainties and other factors, including those factors described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, including the annual report filed with the SEC on March 1, 2022 (including under the headings “Forward-Looking Statements” and “Risk Factors”). Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: March 4, 2022	By:	/s/ Constance P. James
		Name:	Constance P. James
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary